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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM 8-K


                                    CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934




                                    FEBRUARY 20, 1998
                     Date of report (Date of earliest event reported)



                             INFORMATION ADVANTAGE, INC.
                  (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  0-23475                  41-1718445
       (State or Other             (Commission              (IRS Employer
        Jurisdiction               File Number)         Identification Number)
      of Incorporation)

   7905 GOLDEN TRIANGLE DRIVE, SUITE 190, EDEN PRAIRIE, MINNESOTA 55344-7227
         (Address of Principal Executive Offices, including Zip Code)


                               (612) 833-3700
             (Registrant's Telephone Number, including Area Code)

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ITEM 5    OTHER EVENTS

     Information Advantage, Inc. (the "Company") is filing a Cautionary Statement pursuant to the Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act") for use as a readily available written document to which reference may be made in connection with forward-looking statements, as defined in the Litigation Reform Act.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 - Cautionary Statement


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 20, 1998.


                                     INFORMATION ADVANTAGE, INC.


                                     By: /s/ Donald W. Anderson
                                         ----------------------
                                         Donald W. Anderson
                                         Chief Financial Officer and
                                         Vice President


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                                    EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
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 99.1        Cautionary Statement


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